                                                                    EXHIBIT 10.1


                          SECOND MODIFICATION AGREEMENT




         This SECOND MODIFICATION AGREEMENT entered into at Boston as of November 17, 1999, between ROBERDS, INC., an Ohio corporation with its principal executive offices at 1100 East Central Avenue, West Carrollton Ohio 45449 (hereinafter, the "Borrower"), and BANKBOSTON RETAIL FINANCE INC., a Delaware corporation with an address of 40 Broad Street, Boston, MA 02109 as agent (the "Agent") for a syndicate of lenders (the "Lenders").

         WHEREAS, Agent established a revolving line of credit (the "Revolving Credit") pursuant to a Loan and Security Agreement dated as of March 3, 1999 (as amended and modified from time to time, the "Loan Agreement") for the Borrower under which the Agent and the Lenders agreed to make advances to, and other financial accommodations for the benefit of, the Borrower until the Maturity Date subject to the terms and conditions of the Loan Agreement. All initially capitalized terms shall have the definitions ascribed to them in the Loan Agreement, unless otherwise defined herein.

         WHEREAS, the Borrower has requested that the Agent waive certain defaults under the Loan Agreement; namely, the Borrower's failure to comply with the Fixed Charge Coverage Ratio covenant (the "Existing Events of Default") and to make other accommodations to the Borrower as set forth herein.

          WHEREAS, subject to the terms and conditions in this Agreement, the Agent is willing to modify the terms of the Loan Agreement in order to accommodate the Borrower's request.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Borrower mutually agree as follows:

         1. EFFECTIVE DATE: The "Effective Date" of this Agreement shall be the date upon which the Agent receives this Second Modification Agreement, duly executed by the Borrower and the Agent, and the Modification Fee, defined below.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                      a) The words "Zero Percent (0.0%)" shall be deleted from the definition of Base Margin Rate and the words "one quarter percent (0.25%)" shall be substituted therefor.

                      b) The number "250" shall be substituted for the number "225" in the definition of Libor Margin.

                      c) The words "one quarter of one percent (0.25%)" shall be deleted from Section 2.12 and the words "one half of one percent (0.50%)" shall be substituted therefor.

                      d)   The Fixed Charge Coverage Ratio set forth in
                           Section 5.12.1 of the Loan Agreement shall be deleted and the following shall be substituted therefor:

                           "The Borrower will not suffer or permit its Fixed Charge Coverage Ratio as measured on a rolling/trailing 12-month basis, to be measured on the last day of each of the Borrower's fiscal months commencing with its month ending December, 1999, to be less than as follows:





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                             December, 1999                      0.78
                             January, 2000                       0.84
                             February, 2000                      0.74
                             March, 2000                         0.78
                             April, 2000                         0.83
                             May, 2000                           0.83
                             June, 2000                          0.84
                             July, 2000                          0.85
                             August, 2000                        0.91
                             September, 2000                     0.84
                             October, 2000                       0.96
                             November, 2000                      0.98
                             December, 2000                      0.97
                             Thereafter on a
                             rolling/trailing
                             12-month basis"

                      e)   The following shall be added as a new Section 5.12.3:
                           "5.12.3 Excess Availability. The Borrower will not suffer or permit Availability at any time during the month of December, 1999, to be less than $2,000,000.00, after giving effect to rents which are currently payable under Leases and overdrafts.

                      f) The Interest Rate Pricing Grid shall be deleted and the following grid shall be substituted therefor:

------------------------------------------------------------------------------------------------
                     FIXED CHARGE RATIO       ROLLING 12 MONTH      BASE MARGIN   LIBOR MARGIN
                                              AVERAGE EXCESS          (Basis         (Basis
                                               AVAILABILITY           Points)        Points)

------------------------------------------------------------------------------------------------
         I          Equal to or greater     Equal to or greater         25             200
                          than 2.3            than $7,500,000

------------------------------------------------------------------------------------------------
         II         Equal to or greater    Less than $7,500,000         25             225
                          than 2.3

------------------------------------------------------------------------------------------------
         III        Equal to or greater            N/A                  25             250
                     than 1.8 but less
                          than 2.3

------------------------------------------------------------------------------------------------
         IV            Less than 1.8               N/A                  50             275
------------------------------------------------------------------------------------------------

3. WAIVER OF EXISTING DEFAULTS. The Agent hereby waives the Existing Events of Default, which the Borrower represents to be all the defaults existing under the Loan Agreement as of the date of this Modification Agreement. Agent's waiver of the Existing Events of Default is not a waiver of any other presently existing or future arising Events of Defaults.





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4.       MODIFICATION FEE. In consideration of the willingness of the Agent to enter into this Agreement, the Borrower shall pay the Agent for the ratable benefit of the Lenders a Modification Fee of $30,000.00. The Modification Fee shall be fully earned and payable upon the Agent's execution of this Agreement. The Borrower authorizes the Agent to charge the Loan Account for such fee.

5. ENFORCEABILITY, ETC. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Effective Date hereof (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Documents.

6.       GENERAL PROVISIONS

           a)     INTEGRATION; AMENDMENT; WAIVERS. This Agreement and the
                  Loan Documents set forth in full are terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. No term of the Loan Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The exercise or failure to exercise any rights under any of the foregoing in a particular instance by the Agent or the Lenders shall not operate as a waiver of their right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions, and provisions of the Loan Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Agent or Lenders, or obligations of the Borrower, are described which also exist under the terms of the other Loan Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Loan Documents.

           b) PAYMENT OF EXPENSES. Without limiting the terms of the Loan Documents, the Borrower shall pay all costs and expenses (including reasonable attorneys' fees) arising under or in connection with the Loan Documents, including without limitation, in connection with the negotiation, preparation, execution, delivery, and enforcement of this Agreement and any and all consents, waivers or other documents or instruments relating thereto.

           c) NO THIRD PARTY BENEFICIARIES. Except as may be otherwise expressly provided for herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

           d) SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

           e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

           f) TIME OF ESSENCE. Time is of the essence in each of the Liabilities of the Borrower and with respect to all conditions to be satisfied by the Borrower.

           g) CONSTRUCTION; VOLUNTARY AGREEMENT; REPRESENTATION BY COUNSEL. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against



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                  any party on the ground that such party's counsel was the
                  draftsman of this Agreement. Each of the parties declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

           h) GOVERNING LAW; FORUM SELECTION. This Agreement has been entered into and shall be governed by the laws of the Commonwealth of Massachusetts.

           i) FURTHER ASSURANCES. The Borrower agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

           j) NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the Loan Agreement.

           k) MUTUAL WAIVER OF RIGHT TO JURY TRIAL. THE AGENT AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING
                  TO: (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN THEM; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF THE AGENT, THE LENDERS OR OF THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

           l) COPIES AND FACSIMILES. This Agreement and all documents which have been or may be hereinafter furnished by the Borrower to the Agent may be reproduced by the Agent or the Lenders by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         This Agreement is executed under seal as November 17, 1999.


                            Intentionally Left Blank




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         This Second Modification Agreement is executed under seal as of the date written above.

Witness
                                     Roberds, Inc., the "Borrower"


/S/ Gearry Davenport                 By:/S/ Robert M. Wilson
---------------------------          ----------------------------------------
                                     Robert M. Wilson, President


Witness Accepted: BankBoston Retail Finance Inc., the "Agent"



/S/ D.M. Murray                      By: /S/ James R. Dore
---------------------------          ----------------------------------------
                                     Name:  James Dore
                                     Title: Vice President

Agreed to by:
Witness
                                     Roberds Insurance Agency, Inc.


/S/ Gearry Davenport                 By:/S/ Robert M. Wilson
---------------------------          ----------------------------------------
                                     Robert M. Wilson, President






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